UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2007

___________________________________________________________

IGI, INC.
(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

Delaware	001-08568	01-0355758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

105 Lincoln Avenue Buena, New Jersey 08310 (Address of Principal Executive Offices) (Zip Code)

(856) 697-1441 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events.

      As described in the Report on Form 8-K filed on December 14, 2007, and in the press release attached hereto as Exhibit 99.1, on December 5, 2007 and December 10, 2007, the Registrant has executed agreements and has received the proceeds for an aggregate equity investment of $650,000. These transactions are subject to the approval for listing of the common stock and common stock underlying the preferred stock and warrants being issued on the American Stock Exchange and the filing and acceptance for filing of the Certificate of Designations for the series of preferred stock to be issued to one investor.

      Furnished as Exhibit 99.2, at the request of the American Stock Exchange ("Amex"), as part of its evaluation of our efforts to regain compliance with its listing standards are the unaudited and unreviewed pro-forma consolidated income statement for the period from January 1, 2007 through December 12, 2007 ("Income Statement") and the unaudited and unreviewed consolidated balance sheet ("Balance Sheet") of the Registrant as of December 12, 2007. The pro forma financial statements give effect to the aforementioned equity investments. The Income Statement and Balance Sheet are in summary form, contain no notes and therefore, investors should not rely on the attached financial statements when making investment decisions.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release Dated December 17, 2007 Announcing Equity Investments

99.2	Pro Forma Financial Statements


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

	By:	/s/ Carlene Lloyd

Carlene Lloyd Vice President of Finance

Date: December 17, 2007


Exhibit Index

Exhibit Number	Description

99.1	Press Release Dated December 17, 2007 Announcing Equity Investments

99.2	Pro Forma Financial Statements
